                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

barnesandnoble.com inc.
New York, New York

We hereby consent to the incorporation by reference of our report dated February 7, 2001 relating to the consolidated financial statements of barnesandnoble.com inc. (the "Company"), incorporated by reference into the prospectuses constituting a part of the Company's registration statement No. 333-79261 on Form S-8.

                                                BDO Seidman, LLP

New York, New York
March 29, 2001


                                       1